Finance Income (Expense), Net	12 Months Ended
Dec. 31, 2025
Finance Income (Expense), Net [Abstract]
FINANCE INCOME (EXPENSE), NET

NOTE 15 – FINANCE INCOME (EXPENSE), NET

Composition:

	For the year ended December 31,
	2025	2024	2023

Interest income on short-term deposits and other	172	809	1,770
Bank fees and interest expenses	(185)	(9)	(13)
Changes in provision for royalties	-	-	94
Exchange rate differences	-	-	(188)
Changes in fair value of derivatives	-	-	56
Total financing income, net	(12)	800	1,719